Exhibit 10.2

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

ALZAMEND NEURO, INC.

COMMON STOCK PURCHASE WARRANT

_______ __, 2024

THIS CERTIFIES THAT, for value received, the Holder is entitled to purchase, and ALZAMEND NEURO, INC.., a Delaware corporation (the “Company”), promises and agrees to sell and issue to the Holder, at any time, or from time to time, during the Exercise Period, an aggregate of up to _____1 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), of the Company, at the Exercise Price, subject to the provisions and limitations and upon the terms and conditions hereinafter set forth. This Warrant is issued by the Company pursuant to that certain Securities Purchase Agreement dated as of January [ ], 2024 (the “Purchase Agreement”) pursuant to which the Company has offered and sold to the purchaser named therein shares of its Series A Preferred Stock (the “Preferred Shares”).

1.       Definitions of Certain Terms. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:

(a)       “Business Day” means a day on which banks are open for business in the city of New York.

(b)       “Commission” means the U.S. Securities and Exchange Commission.

(c)       “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(d)       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(e)       “Exercise Price” means the price at which the Holder may purchase one share of Common Stock upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The initial Exercise Price is $1.20 per share, subject to adjustment as provided herein.

(f)       “Expiration Date” means the 60-month anniversary of the Initial Exercise Date.

(g)       “Holder” means a record holder of the Warrant or shares of Common Stock obtained or obtainable upon exercise of the Warrant, as applicable. The initial Holder is Ault Lending, LLC.

(h)       “Initial Exercise Date” means the first Business Day following the six-month anniversary of the Issue Date.

(i)       “Issue Date” means any date on which all or a portion of this Warrant is issued.

(j)       “Securities Act” means the Securities Act of 1933, as amended.

(k)       “Warrant” means this Common Stock Purchase Warrant and any warrant or warrants hereafter issued as a consequence of the exercise or transfer of this warrant in whole or in part.

1 100% of the number of shares issuable upon conversion of the shares of Preferred Stock sold at that closing.

2.       Exercise of Warrant.

(a)       Manner of Exercise. This Warrant may be exercised, in whole or in part, at any time or from time to time, during the period commencing as of 9:30:01 a.m., New York time, on the Initial Exercise Date and ending as of 5:30 p.m., New York time, on the Expiration Date (the “Exercise Period”), for up to ______1 fully paid and non-assessable shares of Common Stock (the “Warrant Shares”), for an exercise price per share equal to the Exercise Price, by delivery to the Company at its headquarters, or at such other place as is designated in writing by the Company, of:

(1)       a duly executed Notice of Exercise, substantially in the form of Attachment I attached hereto and incorporated by reference herein;

(2)       this Warrant; and

(3)       payment of an amount in cash equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise, with such payment being in the form of a wire transfer of immediately available U.S. funds to an account designated in writing by the Company.

The date on which the Company receives the Notice of Exercise, this Warrant, and the Exercise Price payable with respect to the Warrant Shares being purchased shall be deemed to be the date of exercise (the “Date of Exercise”).

(b)       Delivery of Certificates. Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian system if the Company is a participant in such system and such Warrant Shares are eligible for delivery in such a manner, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three Business Days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (the “Delivery Period”). This Warrant shall be deemed to have been exercised on the date on which this Warrant is surrendered and payment of the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date on which all of the criteria described in the immediately preceding sentence have occurred, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. If fewer than all of the Warrant Shares purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Holder a new Warrant (dated as of the Issue Date), in the same form and tenor as this Warrant, evidencing that portion of the Warrant not exercised.

(c)       No Fractional Shares. If a fractional share of Warrant Shares would, but for the provisions of this Section 2(c), be issuable upon exercise of the rights represented by this Warrant, the Company shall round a fractional share to be delivered to Holder up to the next whole share.

(d)       Buy-In. Notwithstanding anything else to the contrary contained herein, in addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the applicable Warrant Shares purchased upon exercise hereof or credit the Holder’s balance account with DTC, as applicable (a “Delivery Failure”), on or before the end of the Delivery Period (other than a failure caused by any incorrect or incomplete information provided by Holder to the Company hereunder), and if after such date the Holder purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares that the Holder anticipated receiving from the Company upon exercise of this Warrant (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request, (1) pay cash to the Holder in the amount by which (x) the Holder’s total purchase price (including commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue, by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored, or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Warrant Shares as required pursuant to the terms hereof.

(e)       No Charge to Holder upon Issuance. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares (other than any transfer taxes resulting from the issuance of Warrant Shares to any person other than Holder).

(f)       Reservation of Shares. During the Exercise Period, the Company shall reserve and keep available out of its authorized but unissued Common Stock equal to 125% of the number of Warrant Shares issuable upon the full exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges and not subject to the pre-emptive rights of any holder of Common Stock or any other class or series of stock of the Company. During the Exercise Period, the Company shall not take any action which would cause the number of authorized but unissued Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

3.       Adjustments in Certain Events. The number, class, and price of Warrant Shares for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

(a)       Subdivisions, Combinations and Other Issuances. If the outstanding shares of the Company’s Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 3(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 3(a).

(b)       Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such event, he had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Holder, if not the Company, agrees to be bound by and comply with the provisions of this Warrant.

(c)       Pro Rata Distributions. If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of Common Stock, such number of securities will be distributed to the Holder or its assignee upon exercise of its rights hereunder as such Holder or assignee would have been entitled to if this Warrant had been exercised prior to the record date for such distribution.

(d)        Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive Warrant Shares at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal 120% of the Base Share Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(d), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(d), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the 120% of the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a variable rate transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

4.       No Rights as a Stockholder. Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors, the right to receive dividends or any other matter.

5.       Restrictions on Transfer; Legends.

(a)       Registration or Exemption Required. Assuming the accuracy of the representations and warranties of the Holder contained herein, this Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and exempt from state registration or qualification under applicable state laws. The Holder acknowledges that it has been advised by the Company that this Warrant and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act. Neither this Warrant nor the Warrant Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(b)       Representations of Holder. The Holder represents and warrants that it has acquired this Warrant and will acquire the Warrant Shares for its own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that it has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the Warrant and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or “blue-sky” laws or is exempt from registration and/or qualification. The Holder has no need for liquidity in its investment in the Company, and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof. The Holder is an “accredited investor” as such term is defined in Rule 501 (the provisions of which are known to the Holder) promulgated under the Securities Act.

(c)       Restrictive Legend. The Holder understands that until such time as the Warrant Shares have been registered under the Securities Act, or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Warrant Shares, as applicable, shall bear a restrictive legend in substantially the form set forth on the cover page of this Warrant.

(d)       Disposition of Warrant or Warrant Shares.  With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to registration of such Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with evidence, reasonably satisfactory to the Company (which shall include such representation of the transferee regarding investment intent as the Company may request, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law.  Upon receiving such written notice and reasonably satisfactory evidence, the Company, as promptly as practicable but no later than three (3) days after receipt of the written notice, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company.  If the Company determines that the evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, any Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act and in compliance with the applicable statutory resale restrictions imposed by state securities laws, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and the applicable resale restrictions imposed by state securities laws have been satisfied.  Each certificate representing this Warrant or the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless pursuant to an opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(e)       Removal of Restrictive Legends. The certificates evidencing the Warrant Shares shall not contain any legend restricting the transfer thereof: (A) while a registration statement covering the sale or resale of the Warrant Shares is effective under the Securities Act and such legend removal is permitted under applicable securities laws (including compliance with the prospectus delivery requirements of the Securities Act), or (B) following any sale of such Warrant Shares pursuant to Rule 144, or (C) if such Warrant Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) and the Company shall have received an opinion of counsel to the Holder in form reasonably acceptable to the Company to such effect (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the issuance of the Warrant Shares, as applicable, without a restrictive legend or removal of the legend hereunder. The Company agrees that at such time as the Unrestricted Conditions are met, it will, no later than three (3) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing Warrant Shares, issued with a restrictive legend, deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such Warrant Shares that is free from all restrictive and other legends.

6.       Reserved.

7.       Notices; Adjustments.

(a)       All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) two (2) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to Holder, as applicable, at the respective addresses set forth on the signature page to the Purchase Agreement or at such other address(es) as they may designate, respectively, by ten (10) days advance written notice to the other party hereto.

(b)       Upon the occurrence of any adjustments pursuant to Sections 3(a) or 3(b) hereof, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date. In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least ten (10) days prior to the date of the occurrence of any such event, a notice specifying such date. If the approval of any stockholders of the Company shall be required in connection with any transaction contemplated by Section 3(b) above, then, the Company shall cause to be mailed to the Holder at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating the date on which such transaction is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such transaction. Notwithstanding the immediately preceding sentences, however, if the date on which the Company is obliged to provide notice hereunder to the Holder is prior to a public announcement relating to the events set forth and on such date the Company’s securities are traded or quoted on any recognized national securities exchange or quotation system, then such notice shall be provided to each Holder simultaneously with the notice provided to the Company’s common stockholders. Failure to give such notice, or any defect therein, shall not, however, affect the legality or validity of any such action.

8.       Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its articles of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder.

9.       Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles, and notwithstanding the fact that one or more counterparts hereof may be executed outside of the state, or one or more of the obligations of the parties hereunder are to be performed outside of the state.

10.       Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to it, and, if mutilated, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant, having terms and conditions identical to this Warrant, in lieu hereof.

11.       Modification and Waiver of Warrants. Any term of this Warrant may be amended, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of the Warrants representing at least 51% of the number of shares of Common Stock then subject to outstanding Warrants issued pursuant to the Purchase Agreement. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Warrants issued pursuant to the Purchase Agreement in the same fashion and (b) other than in connection with a transaction contemplated by Section 3 of this Warrant, the number of Warrant Shares subject to this Warrant and the Exercise Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder. The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder’s written consent. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12.       Successors.  This Warrant shall be binding and inure to the benefit of the parties and their respective successors and assigns hereunder; provided that this Warrant may be assigned by Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant. This Warrant does not create and shall not be construed as creating any rights enforceable by any other person or corporation.

13.       Headings.  The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

14.       Saturdays, Sundays, Holidays.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

15.       Severability. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of this Warrant.

16.       Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

Signature page to Common Stock Purchase Warrant follows.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered as of the Issue Date by an officer thereunto duly authorized.

ALZAMEND NEURO, INC.

By:
	Name:	Stephan Jackman
	Title:	Chief Executive Officer

ATTACHMENT I

NOTICE OF EXERCISE

TO:	ALZAMEND NERUO, INC. Attention: Chief Financial Officer

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Warrant issued by Alzamend Neuro, Inc. as of ____ __, 2024, and held by the undersigned, the original of which is attached hereto, and tenders herewith payment of the Exercise Price in the form of cash, via wire transfer of immediately available funds, in the amount of $____________ for _________ shares of Common Stock.

☐	If this box is checked, as long as the Company’s transfer agent participates in the DTC Fast Automated Securities Transfer program (“FAST”), and except as otherwise provided in the next following sentence, the Company shall effect delivery of the shares of Common Stock to the Holder by crediting to the account of the Holder or its nominee at DTC (as specified in this Exercise Notice) with the number of shares of Common Stock required to be delivered. In the event that the Company’s transfer agent is not a participant in FAST, or if the shares of Common Stock are not otherwise eligible for delivery through FAST, the Company shall effect delivery of the shares of Common Stock by delivering to Holder or its nominee physical certificates representing such shares.

Information for Delivery of uncertificated Shares by DWAC:

Account Number:
Account Name:
DTC Number:

☐     If this box is checked, the Holder requests delivery of physical certificates representing the Warrant Shares and requests that such certificates be delivered to the following address:

Name:
(please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Name:
(please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

HOLDER:

Name:
Title:
Date:

ATTACHMENT II

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder

desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned Holder of this Warrant hereby sells, assigns and transfers the foregoing Warrant and all rights evidenced thereby to

Name:
(Please Print)

Address:
(Please Print)

Tax ID No.:

and does hereby irrevocably constitute and appoint , Attorney, to transfer the within Warrant Certificate on the books of Alzamend Neuro, Inc., with full power of substitution.

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Dated:	Holder:

(Print Name)

(Signature)

STATE OF ___________)

COUNTY OF _________) ss:

On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

Notary Public